Supplement to the
Fidelity® Disruptive Automation ETF
September 28, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Clayton Pfannenstiel (Co-Portfolio Manager) has managed the fund since 2025.
Effective December 31, 2025, Mr. Wagner will no longer serve as Co-Portfolio Manager for the fund.
Effective January 1, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Michael Kim (Co-Portfolio Manager) has managed the fund since 2023.
David Wagner (Co-Portfolio Manager) has managed the fund since 2025.
DRA-SUSTK-0625-103 1.9910216.103	June 23, 2025